Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Local Financial Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP


Oklahoma City, Oklahoma
February 23, 1998